ABRDN FUNDS

abrdn Focused U.S. Small Cap Equity Fund

abrdn Emerging Markets Dividend Fund

(each, a “Fund” and collectively the “Funds”)

Supplement dated February 14, 2025 to each Fund’s Prospectus and Statement of Additional

Information, each dated February 29, 2024, as supplemented to date

(the “February 2024 Prospectus and SAI”)

The reorganizations of abrdn Focused U.S. Small Cap Equity Fund and abrdn Emerging Markets Dividend Fund into abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF, respectively, each occurred after the close of business on February 14, 2025. All references to, and information with respect to, the Funds are hereby deleted from the February 2024 Prospectus and SAI.

This supplement is dated February 14, 2025.

Please retain this Supplement for future reference.